Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Network, Inc. (the "Company") on form 10-QSB for the fiscal period ended September 30, 2003, as filed with the Securities and Exchange Commission on November 19, 2003 (the "Report"), I, James
C. Mason, Chief Executive Officer of the Company, hereby certify pursuant to 18
U. S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

James C. Mason
/s/ James C. Mason
CEO, President, Treasurer and Director
(Principal Executive, Financial and Accounting Officer)

November 19, 2003